Exhibit 99.1

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

Case No.:	14-12514
Reporting Period:	Dec 1 - Dec 31, 2014
Federal Tax I.D. #:	51-0652233

Monthly Operating Report

Required Documents	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank Account Information/Reconciliation	MOR-1a	X
Detailed Operating Receipts and Disbursements	MOR-1b	X
Schedule of Professional Fees Paid	MOR-1c	X
Copies of Bank Statements		N/A	X
Cash Disbursements Journals		N/A	X
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Post-Petition Taxes	MOR-4	X
Copies of IRS Form 6123		N/A
Copies of Tax Returns Filed During Reporting Period		N/A
Summary of Unpaid Post-Petition Debts	MOR-5	N/A
Listing of Aged Accounts Payable	MOR-5a	X
Accounts Receivable Reconciliation and Aging	MOR-6	X
Debtor Questionnaire	MOR-7	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the documents attached are true and correct to the best of my knowledge and belief.

/s/ Christopher A. Artzer	1/22/15
Signature of Authorized Individual(2)	Date

Christopher A. Artzer	President and Interim CFO
Printed Name of Authorized Individual	Title of Authorized Individual

(1) The Debtor in this chapter 11 case, along with the last four digits of the Debtors federal taxpayer-identification number, as applicable are: KiOR, Inc. (2233). The Debtor is located at 13001 Bay Park Rd., Pasadena, TX 77507

(2) Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

Docket No. 264 Filed: 01/22/2015

KiOR, Inc.	Case No.:	14-12514
	Reporting Period:	Dec 1 - Dec 31, 2014
	Federal Tax I.D. #:	51-0652233

Listing of Debtor Entities and Notes to the Monthly Operating Report

General:

The report includes activity from the following Debtor and related Case number:

Debtor	Case Number
KiOR, Inc.	14-12514

Notes to the MOR:

This Monthly Operating Report (“MOR”) has been prepared solely for the purpose of complying with the monthly reporting requirements applicable in the bankruptcy case and is in a format acceptable to the U.S. Trustee. The financial information contained herein is unaudited, limited in scope and as discussed below, not prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

The unaudited consolidated financial statements have been derived from the books and records of KiOR, Inc. The information furnished in this report includes primarily normal recurring adjustments, but not all of the adjustments that would typically be made for the quarterly and annual financial statements to be in accordance with U.S. GAAP. Furthermore, the monthly financial information contained herein has not been subjected to the same level of accounting review and testing that KiOR, Inc. applies in the preparation of their quarterly and annual financial information in accordance with U.S. GAAP. Accordingly, upon the application of such procedures, the Debtor believes that the financial information may be subject to change, and that these changes could be material.

The amounts currently classified as liabilities subject to compromise may be subject to future change as the Company completes its analysis of pre and post-petition liabilities.

The results of operations contained herein are not necessarily indicative of results which may be expected from any other period or for the full year and may not necessarily reflect the consolidated results of operations, financial position and schedule of receipts and disbursements of the Debtor in the future. The Debtor cautions readers not to place undue reliance upon the MOR. There can be no assurance that such information is complete and the MOR may be subject to revision.

KiOR, Inc.	Form No.:	MOR-1
Figures in $	Case No.:	14-12514
	Reporting Period:	Dec 1 - Dec 31, 2014
	Federal Tax I.D. #:	51-0652233

Schedule of Cash Receipts and Disbursements
Debtor	Case Number	12/1 Balance	Cash Receipts	Cash Disbursements	Net Cash Flow	Outstanding Checks	12/31 Balance
KiOR, Inc.	14-12514	$376,707	$1,734,589	$1,501,448	$233,141	$-	$609,848

Totals		$376,707	$1,734,589	$1,501,448	$233,141	$-	$609,848

Notes to MOR-1:

Cash receipts and disbursement amounts are derived based on information from the Debtor’s bank statements.

Cash receipts and cash disbursements related to the Debtor-In-Possession financing have been included in the total above unless otherwise noted.

KiOR, Inc.	Form No.:	MOR-1a
Figures in $	Case No.:	14-12514
	Reporting Period:	Dec 1 - Dec 31, 2014
	Federal Tax I.D. #:	51-0652233

Bank Account Information
Legal Entity	Case Number	Bank Name / Address	Account Number	Bank Balance	Bank Account Description
KiOR, Inc.	14-12514	SVB Financial Group, 3003 Tasman Drive, Santa Clara, CA 95054	******9708	$445,858	Operating Account
KiOR, Inc.	14-12514	SVB Financial Group, 3003 Tasman Drive, Santa Clara, CA 95054	******6904	$48,923	FSA Account
KiOR, Inc.	14-12514	SVB Financial Group, 3003 Tasman Drive, Santa Clara, CA 95054	******0787	$67	ESPP Account
KiOR, Inc.	14-12514	SVB Financial Group, 3003 Tasman Drive, Santa Clara, CA 95054	******6685	$100,000	Collateral Account
KiOR, Inc.	14-12514	SVB Financial Group, 3003 Tasman Drive, Santa Clara, CA 95054	******9339	$15,000	Utility Account (1)

Notes to MOR-1a:

All amounts listed above are the bank balances as of the end of the reporting period. Copies of bank statements and cash disbursement journals are not included in this MOR. These items will be made available upon request.

(1) Account #******9339 was opened per the language of the Utility Motion (Docket#5) filed 11/9/14. The account was funded with $15,000 on 12/1/14 as adequate assurance of payment.

Total:	609,848	(Including Utility Deposit and Collateral Account)
Total:	494,848	(Excluding Utility Deposit and Collateral Account)

KiOR, Inc.	Form No.:	MOR-1a
	Case No.:	14-12514
	Reporting Period:	Dec 1 - Dec 31, 2014
	Federal Tax I.D. #:	51-0652233

Bank Reconciliations

The above-captioned Debt hereby submit this attestation regarding bank account reconciliations in lieu of providing copies of bank statements.

I attest that each of the Debtor’s bank accounts is reconciled to bank statements. The Debtor’s standard practice is to ensure that each bank account is reconciled to bank statements at least once per fiscal quarter within 45 days after the month end.

/s/ Christopher A. Artzer	1/22/15
Signature of Authorized Individual	Date

Christopher A. Artzer	President and Interim CFO
Printed Name of Authorized Individual	Title of Authorized Individual

KiOR, Inc.	Form No.:	MOR-1b
Figures in $	Case No.:	14-12514
	Reporting Period:	Dec 1 - Dec 31, 2014
	Federal Tax I.D. #:	51-0652233

Operating Receipts (1)
Advances per DIP Credit Agreement (Pasadena Investments, LLC)	1,684,404
Other Receipts	33,670

Total Operating Receipts	$ 1,718,074

Disbursements (1)
Employee, Payroll, Benefits and Other	816,534
Laboratory / R&D Operating	56,353
Demo/ KCR / Pilot Operating	263,726
Utilities	25,377
Rents, Insurance and Taxes	61,722
Professional Fees	88,715
Restructuring Professional Fees	50,000
US Trustee Fees	-
IT Fees	68,448
Utilities Deposit	15,000
Miscellaneous	33,291

Total Operating Disbursements	$1,479,165

Net cash flow	$238,909

Notes to MOR-1b

(1) Receipts and disbursements reflect cash activity from the Operating Account (******9708) only.

KiOR, Inc.	Form No.:	MOR-1c
Figures in $	Case No.:	14-12514
	Reporting Period:	Dec 1 - Dec 31, 2014

	Federal Tax I.D. #:	51-0652233

Schedule of Professional Fees and Expenses Paid
			Amount Paid		Year-To-Date
Payee	Period Covered	Payment Date(s)	Fees	Expenses	Fees	Expenses

Imperial Capital	Dec 1 - Dec 31, 2014	12/18/2014	50,000		50,000

Total			$50,000	$-	$50,000	$ -

Notes to MOR-1c:

KiOR, Inc.	Form No.:	MOR-2
Figures in $	Case No.:	14-12514
	Reporting Period:	Dec 1 - Dec 31, 2014

	Federal Tax I.D. #:	51-0652233

Statement of Operations (Unaudited) (1)

Revenue	$-

General and Administrative - Legal and Consulting Fees	1,940,163
General and Administrative - Payroll and Related Expenses	614,445
General and Administrative - Other	230,088

Total G&A	$2,784,696

Research and Development - Payroll and Related Expenses	471,965
Research and Development - Depreciation and Amortization	251,726
Research and Development - Other	345,917

Total R&D	$1,069,608

Earnings/(loss) from operations	$(3,854,304)

Other Expenses/ (Income)	$10,065

Net earnings/(loss)	$(3,864,369)

Notes to MOR-2:

(1) The income statement represents activity for the period 12/1/14 - 12/31/14.

KiOR, Inc.	Form No.:	MOR-3
Figures in $	Case No.:	14-12514
	Reporting Period:	Dec 1 - Dec 31, 2014

	Federal Tax I.D. #:	51-0652233

Balance Sheet (Unaudited)	.

Assets:
Cash and cash equivalents	$509,848
Restricted Cash (1)	100,000
Prepaid expenses & Other Current Assets	1,690,829

Total current assets	$2,300,676

Property, plant, and equipment, net	28,397,291
Intangible assets and goodwill, net	1,915,660
Intercompany receivable	274,581,662

Total assets	$307,195,289

Liabilities:
Accounts payable, post petition (2)	734,015
Other payables / accrued expenses (3)	2,980,525
Debtor-in-Possession Financing	2,326,614

Total current liabilities	$6,041,153

Liabilities subject to compromise	238,183,902

Total liabilities	$244,225,055

Shareholders’ Equity:
Common stock	10,760
Paid-in capital	427,866,500
Accumulated deficit	(364,907,026)

Total shareholders’ equity	$62,970,234

Total liabilities and shareholders’ equity	$307,195,289

Notes to MOR-3:

(1) Restricted Cash acts as collateral for the Silicon Valley Bank (SVB) credit cards used by KiOR Inc. employees for various business expenses.

(2) ~$570,000 of the total Accounts Payable, Post Petition line item relates to services rendered by Restructuring Professionals in December.

(3) Includes both pre and post petition other payables and accruals.

KiOR, Inc.	Form No.:	MOR-4
Figures in $	Case No.:	14-12514
	Reporting Period:	Dec 1 - Dec 31, 2014

	Federal Tax I.D. #:	51-0652233

Status of Post-Petition Taxes (Unaudited)
	Beginning Tax Liabilities (12/1/14)	Accrued / Withheld	Taxes Paid	Closing Tax Liabilities (12/31/14)

Sales & Use Taxes	$278	$(1)	$16	$261
Social Security and Employment Taxes	-	29,205	29,205	-
Property Taxes	586,263	6,362	-	592,626
Franchise Tax	12,000	15,000	-	27,000

Total	$598,542	$50,565	$29,221	$619,886

Notes to MOR-4:

KiOR, Inc.	Form No.:	MOR-5a
Figures in $	Case No.:	14-12514
	Reporting Period:	Dec 1 - Dec 31, 2014

	Federal Tax I.D. #:	51-0652233

Accounts Payable (Post-Petition) Balance as of 12/31/14 (Unaudited)
Accounts Payable Aging

0 - 30 days old	$564,140
31 - 60 days old	169,874
61 - 90 days old	-
91+ days old	-

Total Accounts Payable (Post-Petition) (1)	$734,015

Notes to MOR-5a

(1) ~$570,000 of the total Accounts Payable, Post Petition line item relates to services rendered by Restructuring Professionals in December.

KiOR, Inc.	Form No.:	MOR-6
Figures in $	Case No.:	14-12514
	Reporting Period:	Dec 1 - Dec 31, 2014

	Federal Tax I.D. #:	51-0652233

Accounts Receivable (Post-Petition) Balance as of 12/31/14 (Unaudited) (1)
Accounts Receivable Reconciliation
Total Accounts Receivable at the beginning of the reporting period
(+) Amounts billed during the period
(+) Refunds for Over Payment
(-) Amounts collected during the period

Total Accounts Receivable (Post-Petition)	$-

Accounts Receivable Aging
0 - 30 days old
31 - 60 days old
61 - 90 days old
91 - 120 days old
120 + days

Total Accounts Receivable (Post-Petition)	$-

Notes to MOR-6

(1)  The Debtor had $0 in sales during the reporting period. As such, the Debtor does not have any Accounts Receivable to report as of 12/31/14.

KiOR, Inc.	Form No.:	MOR-7
	Case No.:	14-12514
	Reporting Period:	Dec 1 - Dec 31, 2014

	Federal Tax I.D. #:	51-0652233

Debtor Questionnaire
		Yes	No
1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3.	Have all post-petition tax returns been timely filed? If no, provide an explanation below.	X
4.	Are workers’ compensation, general liability and other necessary insurance coverage’s in effect? If no, provide an explanation below.	X
5.

Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.

X

Explanations